Exhibit 99.1

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA FINANCIAL STATEMENT INFORMATION

On September 24, 2012, The New York Times Company, a New York corporation (the “Company”), completed the sale (the “Transaction”) of the Company’s About Group, consisting of About.com, ConsumerSearch.com, CalorieCount.com and related businesses, to IAC/InterActiveCorp, a Delaware corporation (the “Purchaser”), pursuant to a stock purchase agreement (the “Agreement”) dated as of August 26, 2012, between the Company and the Purchaser.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 24, 2012 is based on the Company’s balance sheet as of June 24, 2012, after giving effect to the Transaction as if it had occurred as of June 24, 2012. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the 2011, 2010 and 2009 fiscal years and for the six months ended June 24, 2012 and June 26, 2011, give effect to the Transaction as if it had occurred as of December 29, 2008, the first day of the 2009 fiscal year.

The unaudited Pro Forma Condensed Consolidated Statements of Operations for the 2011, 2010 and 2009 fiscal years have been derived from the audited Consolidated Financial Statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 25, 2011. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 24, 2012 and June 26, 2011, and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 24, 2012 have been derived from the unaudited Condensed Consolidated Financial Statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended June 24, 2012. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma financial statement information for the 2011, 2010 and 2009 fiscal years also gives effect to the Company’s January 6, 2012 sale of its Regional Media Group, consisting of 16 regional newspapers, other print publications and related businesses, as if it had occurred as of December 29, 2008. The Company’s results of operations for the six months ended June 24, 2012 and June 26, 2011, as included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 24, 2012, classified the results for the Regional Media Group as discontinued operations for the periods prior to the sale. The sale of the Regional Media Group was previously reported by the Company on a current report on Form 8-K filed January 11, 2012, and the Form 8-K report contained unaudited pro forma financial statement information giving effect to such transaction.

The unaudited pro forma financial statement information has been provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Transaction occurred as of the dates indicated. In addition, the unaudited pro forma financial statement information does not purport to project the future financial position or operating results of the Company. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 25, 2011 and its Quarterly Report on Form 10-Q for the quarter ended June 24, 2012, that have been filed with the Securities and Exchange Commission.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

($ in thousands, except share data)

	As of June 24, 2012
	Historical	(1)	Pro forma adjustments for About Group		Pro forma
Assets
Current assets
Cash and cash equivalents	$290,292		$315,042	(2)	$605,334
Short-term investments	279,858		-		279,858
Restricted cash	24,341		-		24,341
Accounts receivable, net	227,932		(18,157)	(3)	209,775
Inventories:
Newsprint and magazine paper	13,589		-		13,589
Other inventory	2,817		-		2,817

Total inventories	16,406		-		16,406
Deferred income taxes	73,055		-		73,055
Other current assets	50,556		(3,230)	(3)	47,326

Total current assets	962,440		293,655		1,256,095
Other assets
Investments in joint ventures	43,541		-		43,541
Property, plant and equipment, net	896,093		(1,755)	(3)	894,338
Intangible assets acquired:
Goodwill, net	291,294		(172,544)	(3)	118,750
Other intangible assets acquired, net	14,793		(14,718)	(3)	75

Total intangible assets acquired	306,087		(187,262)		118,825
Deferred income taxes	348,101		(13,449)	(4)	334,652
Miscellaneous assets	160,544		(10,594)	(3)	149,950

Total assets	$2,716,806		$80,595		$2,797,401

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$90,616		$(3,930)	(3)	$86,686
Accrued payroll and other related liabilities	81,920		(1,715)	(3)	80,205
Unexpired subscriptions	65,776		-		65,776
Accrued expenses and other	130,419		18,117	(3),(4),(5)	148,536
Current portion of long-term debt and capital lease obligations	74,995		-		74,995

Total current liabilities	443,726		12,472		456,198
Other liabilities
Long-term debt and capital lease obligations	700,820		-		700,820
Pension benefits obligation	848,669		-		848,669
Postretirement benefits obligation	101,397		-		101,397
Other	155,353		-		155,353

Total other liabilities	1,806,239		-		1,806,239
Stockholders’ equity
Common stock of $.10 par value:
Class A – authorized 300,000,000 shares; issued 150,085,772 (including treasury shares 2,836,305)	15,009		-		15,009
Class B – convertible – authorized and issued shares: 818,385 (including treasury shares: none)	82		-		82
Additional paid-in capital	34,278		-		34,278
Retained earnings	1,040,606		68,123	(3),(6)	1,108,729
Common stock held in treasury, at cost	(107,572)		-		(107,572)
Accumulated other comprehensive loss, net of income taxes	(518,631)		-		(518,631)

Total New York Times Company stockholders’ equity	463,772		68,123		531,895

Noncontrolling interest	3,069		-		3,069

Total stockholders’ equity	466,841		68,123		534,964

Total liabilities and stockholders’ equity	$2,716,806		$80,595		$2,797,401

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	For the Six Months Ended June 24, 2012
	Historical	(7)	Pro forma adjustments for About Group	(8)	Pro forma
Revenues
Advertising	$ 482,127		$ 46,665		$435,462
Circulation	460,285		-		460,285
Other	72,176		2,689		69,487

Total revenues	1,014,588		49,354		965,234
Operating costs
Production costs:
Raw materials	66,959		-		66,959
Wages and benefits	221,990		4,948		217,042
Other	136,941		14,401		122,540

Total production costs	425,890		19,349		406,541
Selling, general and administrative costs	460,501		10,667		449,834
Depreciation and amortization	57,473		4,437		53,036

Total operating costs	943,864		34,453		909,411
Impairment of assets	194,732		194,732		-

Operating (loss)/profit	(124,008)		(179,831)		55,823
Gain on sale of investment	55,645		-		55,645
Impairment of investments	4,900		-		4,900
Income from joint ventures	1,050		-		1,050
Interest expense, net	30,916		-		30,916

(Loss)/income from continuing operations before income taxes	(103,129)		(179,831)		76,702
Income tax benefit/(expense)	32,465		62,968		(30,503)

(Loss)/income from continuing operations	(70,664)		(116,863)		46,199
Net loss attributable to the noncontrolling interest	80		-		80

Net (loss)/income attributable to The New York Times Company common stockholders	$ (70,584)		$ (116,863)		$46,279

Average number of common shares outstanding:
Basic	147,936				147,936

Diluted	147,936				150,669

Basic (loss)/earnings per share	$ (0.48)				$0.31

Diluted (loss)/earnings per share	$ (0.48)				$0.31

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	For the Six Months Ended June 26, 2011
	Historical	(7)	Pro forma adjustments for About Group	(8)	Pro forma
Revenues
Advertising	$ 521,035		$ 56,051		$464,984
Circulation	422,316		-		422,316
Other	69,301		2,935		66,366

Total revenues	1,012,652		58,986		953,666
Operating costs
Production costs:
Raw materials	68,375		-		68,375
Wages and benefits	219,914		5,478		214,436
Other	136,565		13,231		123,334

Total production costs	424,854		18,709		406,145
Selling, general and administrative costs	464,661		9,199		455,462
Depreciation and amortization	52,273		5,456		46,817

Total operating costs	941,788		33,364		908,424
Impairment of assets	9,225		-		9,225
Pension withdrawal expense	4,228		-		4,228

Operating profit	57,411		25,622		31,789
Gain on sale of investment	5,898		-		5,898
Loss from joint ventures	2,958		-		2,958
Interest expense, net	49,743		-		49,743

Income/(loss) from continuing operations before income taxes	10,608		25,622		(15,014)
Income tax expense/(benefit)	909		9,840		(8,931)

Income/(loss) from continuing operations	9,699		15,782		(6,083)
Net loss attributable to the noncontrolling interest	298		-		298

Net income/(loss) attributable to The New York Times Company common stockholders	$ 9,997		$ 15,782		$(5,785)

Average number of common shares outstanding:
Basic	146,976				146,976

Diluted	152,945				146,976

Basic earnings/(loss) per share	$ 0.07				$(0.04)

Diluted earnings/(loss) per share	$ 0.06				$(0.04)

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	Year Ended December 25, 2011
	Historical	(9)	Pro forma adjustments for Regional Media Group	(10)	Pro forma adjustments for About Group	(8)	Pro forma
Revenues
Advertising	$ 1,221,497		$ 161,831		$ 105,135		$954,531
Circulation	941,468		78,486		-		862,982
Other	160,436		19,628		5,691		135,117

Total revenues	2,323,401		259,945		110,826		1,952,630
Operating costs
Production costs:
Raw materials	161,691		23,069		-		138,622
Wages and benefits	495,607		62,799		10,608		422,200
Other	300,169		23,518		26,904		249,747

Total production costs	957,467		109,386		37,512		810,569
Selling, general and administrative costs	1,019,611		113,981		19,398		886,232
Depreciation and amortization	116,454		11,665		10,565		94,224

Total operating costs	2,093,532		235,032		67,475		1,791,025
Impairment of assets	164,434		152,093		3,116		9,225
Pension withdrawal expense	4,228		-		-		4,228
Other expenses	4,500		-		-		4,500

Operating profit/(loss)	56,707		(127,180)		40,235		143,652
Gain on sale of investments	71,171		-		-		71,171
Income from joint ventures	28		-		-		28
Premium on debt redemption	46,381		-		-		46,381
Interest expense, net	85,243		-		-		85,243

(Loss)/income from continuing operations before income taxes	(3,718)		(127,180)		40,235		83,227
Income tax expense/(benefit)	36,506		(10,879)		15,453		31,932

(Loss)/income from continuing operations	(40,224)		(116,301)		24,782		51,295
Net loss attributable to the noncontrolling interest	555		-		-		555

Net (loss)/income attributable to The New York Times Company common stockholders	$ (39,669)		$ (116,301)		$ 24,782		$51,850

Average number of common shares outstanding:
Basic	147,190						147,190

Diluted	147,190						152,007

Basic (loss)/earnings per share	$ (0.27)						$0.35

Diluted (loss)/earnings per share	$ (0.27)						$0.34

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	Year Ended December 26, 2010
	Historical	(9)	Pro forma adjustments for Regional Media Group	(10)	Pro forma adjustments for About Group	(8)	Pro forma
Revenues
Advertising	$ 1,300,361		$ 177,056		$ 129,161		$994,144
Circulation	931,493		80,416		-		851,077
Other	161,609		19,187		6,916		135,506

Total revenues	2,393,463		276,659		136,077		1,980,727
Operating costs
Production costs:
Raw materials	160,422		23,783		-		136,639
Wages and benefits	498,270		64,511		12,692		421,067
Other	303,086		25,830		28,488		248,768

Total production costs	961,778		114,124		41,180		806,474
Selling, general and administrative costs	1,054,199		122,575		21,715		909,909
Depreciation and amortization	120,950		12,655		11,675		96,620

Total operating costs	2,136,927		249,354		74,570		1,813,003
Impairment of assets	16,148		-		-		16,148
Pension withdrawal expense	6,268		-		-		6,268

Operating profit	234,120		27,305		61,507		145,308
Gain on sale of investment	9,128		-		-		9,128
Income from joint ventures	19,035		-		-		19,035
Interest expense, net	85,062		-		-		85,062

Income from continuing operations before income taxes	177,221		27,305		61,507		88,409
Income tax expense	68,516		10,783		24,416		33,317

Income from continuing operations	108,705		16,522		37,091		55,092
Net income attributable to the noncontrolling interest	(1,014)		-		-		(1,014)

Net income attributable to The New York Times Company common stockholders	$ 107,691		$ 16,522		$ 37,091		$54,078

Average number of common shares outstanding:
Basic	145,636						145,636

Diluted	152,600						152,600

Basic earnings per share	$ 0.74						$0.37

Diluted earnings per share	$ 0.71						$0.35

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	Year Ended December 27, 2009
	Historical	(9)	Pro forma adjustments for Regional Media Group	(10)	Pro forma adjustments for About Group	(8)	Pro forma
Revenues
Advertising	$1,336,291		$ 192,924		$ 115,183		$1,028,184
Circulation	936,486		85,043		-		851,443
Other	167,662		18,956		5,878		142,828

Total revenues	2,440,439		296,923		121,061		2,022,455
Operating costs
Production costs:
Raw materials	166,387		25,126		-		141,261
Wages and benefits	524,782		70,873		12,266		441,643
Other	330,061		29,234		27,882		272,945

Total production costs	1,021,230		125,233		40,148		855,849
Selling, general and administrative costs	1,152,874		132,477		19,474		1,000,923
Depreciation and amortization	133,696		14,893		11,158		107,645

Total operating costs	2,307,800		272,603		70,780		1,964,417
Pension withdrawal expense	78,931		-		-		78,931
Net pension curtailment gain	53,965		-		-		53,965
Loss on leases and other expenses	34,633		-		-		34,633
Impairment of assets	4,179		-		-		4,179
Gain on sale of assets	5,198		5,198		-		-

Operating profit/(loss)	74,059		29,518		50,281		(5,740)
Income from joint ventures	20,667		-		-		20,667
Premium on debt redemption	9,250		-		-		9,250
Interest expense, net	81,701		-		-		81,701

Income/(loss) from continuing operations before income taxes	3,775		29,518		50,281		(76,024)
Income tax expense/(benefit)	2,206		13,122		18,164		(29,080)

Income/(loss) from continuing operations	1,569		16,396		32,117		(46,944)
Net income attributable to the noncontrolling interest	(10)		-		-		(10)

Net income/(loss) attributable to The New York Times Company common stockholders	$ 1,559		$ 16,396		$ 32,117		$(46,954)

Average number of common shares outstanding:
Basic	144,188						144,188

Diluted	146,367						144,188

Basic earnings/(loss) per share	$ 0.01						$(0.33)

Diluted earnings/(loss) per share	$ 0.01						$(0.33)

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Represents balances as reported in the unaudited Condensed Consolidated Balance Sheet included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 24, 2012.

(2)	To record receipt of cash from the Purchaser of approximately $315 million (consisting of the $300 million purchase price and a $15 million net working capital adjustment), after giving effect to the Transaction as if it had occurred as of June 24, 2012. On September 24, 2012, when the closing of the Transaction occurred, the net working capital adjustment was approximately $16 million, subject to customary post-closing review and finalization.

(3)	To eliminate assets, liabilities and retained earnings related to the About Group.

(4)	Includes income tax expense of approximately $28 million resulting from the sale.

(5)	Includes estimated non-recurring sale and separation costs of approximately $4 million, related primarily to professional fees.

(6)	Represents the estimated gain on the sale to be recorded in the fourth quarter of 2012, computed as follows:

($ in thousands)
Purchase price	$300,000
Closing adjustments	15,042

Cash received	$315,042
Net assets sold	(214,652)
Sale and separation costs	(3,832)

Income before income taxes	96,558
Income tax expense	(28,435)

Estimated net gain	$68,123

(7)	Represents results of operations for the six months ended June 24, 2012 and June 26, 2011 as reported in the unaudited Condensed Consolidated Statements of Operations in the Company's Quarterly Report on Form 10-Q for the quarter ended June 24, 2012. On January 6, 2012, the Company completed the sale of its Regional Media Group, consisting of 16 regional newspapers, other print publications and related businesses. The Company’s results of operations for the six months ended June 24, 2012 and June 26, 2011, as included in such Form 10-Q, classified the results for the Regional Media Group as discontinued operations for the periods prior to the sale.

(8)	Represents results of operations of the About Group. Tax effects have been determined based on the effective tax rates for the About Group in effect during the periods presented.

(9)	Represents results of operations as reported in the audited Consolidated Statements of Operations in the Company's Annual Report on Form 10-K for the year ended December 25, 2011.

(10)	Represents results of operations for the fiscal years ended December 25, 2011, December 26, 2010 and December 27, 2009 of the Regional Media Group, which was sold by the Company on January 6, 2012. The sale of the Regional Media Group was previously reported in a current report on Form 8-K filed January 11, 2012, and the Form 8-K report included unaudited pro forma financial statement information giving effect to the sale. Tax effects have been determined based on the effective tax rates for the Regional Media Group in effect during the periods presented.